UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 3, 2019 (January 2, 2019)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation of incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 8.01 Other Events

As previously disclosed, on February 13, 2018, GNC Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (as amended from time to time, the “Securities Purchase Agreement”) by and between the Company and Harbin Pharmaceutical Group Holdings Co., Ltd. (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor, and the Investor agreed to purchase from the Company, 299,950 shares of a newly created series of convertible preferred stock of the Company, designed the “Series A Convertible Preferred Stock” (the “Preferred Stock”), for a purchase price of $1,000 per share, or an aggregate of approximately $300 million (the “Securities Purchase”). The Convertible Preferred Stock is convertible into shares of the common stock of the Company at an initial conversion price of $5.35 per share, subject to customary anti-dilution adjustments. Pursuant to the terms of the Securities Purchase Agreement, Investor assigned its interest in the Securities Purchase Agreement to Harbin Pharmaceutical Group Co., Ltd., a company incorporated in the People’s Republic of China (“Hayao”).
Also as previously disclosed, on November 7, 2018, the Company and Hayao entered into an Amendment to the Securities Purchase Agreement, pursuant to which the Company and Hayao agreed, among other things, to complete the Securities Purchase as follows: (i) 100,000 shares of Preferred Stock that were issued on November 8, 2018 for a total purchase price of $100,000,000, (ii) 50,000 shares of Preferred Stock to be issued on December 28, 2018 for a total purchase price of $50,000,000 (the “Second Issuance”) and (iii) 149,950 shares of Preferred Stock to be issued on February 13, 2019 for a total purchase price of $149,950,000.
On January 2, 2019, the Company received the $50,000,000 purchase price for the Second Issuance from Hayao and issued 50,000 shares of Preferred Stock to Hayao. Accordingly, the Second Issuance has been completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: January 3, 2019 By:	/s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer